EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER SARBANES-OXLEY SECTION 906
CERTIFICATION FOR QUARTERLY REPORT ON FORM 10-Q

In connection with the quarterly report on Form 10-Q of Castle Holding Corp. (the "Company") for the quarterly period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

(1)	except for the inclusion of unreviewed financial statements, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 22, 2016	By:	/s/ John V. Cappello
John V. Cappello
Chief Executive Officer